SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 5, 2004

GTC BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-21794	04-3186494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 CROSSING BOULEVARD
FRAMINGHAM, MASSACHUSETTS 01702
(Address of Principal Executive Offices) (Zip Code)

(508) 620-9700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 12.   Results of Operations and Financial Condition.

On May 5, 2004, GTC Biotherapeutics, Inc. (“GTC”) issued a press release announcing GTC’s financial results for the first quarter of 2004.  Pursuant to Item 12, a copy of that press release is furnished herewith as Exhibit 99 to this Current Report on Form 8-K.

The information contained in this Item 12 and in Exhibit 99 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by GTC under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2004	GTC BIOTHERAPEUTICS, INC.

	By:	/s/ John B. Green
John B. Green
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press release of GTC Biotherapeutics, Inc., dated May 5, 2004, reporting financial results for the first quarter of 2004. Furnished herewith.